Income Taxes	6 Months Ended	12 Months Ended
	Apr. 30, 2013	Oct. 31, 2012
Income Taxes

7. Income Taxes

Each reporting period, the Company evaluates the realizability of all of its deferred tax assets in each tax jurisdiction. As of April 30, 2013, the Company continued to maintain a full valuation allowance against its net deferred tax assets in the United States, as well as certain jurisdictions in its APAC and Corporate Operations segments. As a result of the valuation allowances recorded, no tax benefits have been recognized for losses incurred in those tax jurisdictions.

On April 30, 2013, the Company’s liability for uncertain tax positions was approximately $11 million resulting from unrecognized tax benefits, excluding interest and penalties.

If the Company’s positions are favorably sustained by the relevant taxing authority, approximately $10 million, excluding interest and penalties, of uncertain tax position liabilities would favorably impact the Company’s effective tax rate in future periods.

During the next 12 months, it is reasonably possible that the Company’s liability for uncertain tax positions may change by a significant amount as a result of the resolution or payment of uncertain tax positions related to intercompany transactions between foreign affiliates and certain foreign withholding tax exposures. Conclusion of these matters could result in settlement for different amounts than the Company has accrued as uncertain tax benefits. If a position that the Company concluded was more likely than not is subsequently reversed, the Company would need to accrue and ultimately pay an additional amount. Conversely, the Company could settle positions with the tax authorities for amounts lower than have been accrued or extinguish a position through payment. The Company believes the outcomes which are reasonably possible within the next 12 months range from a reduction of the liability for unrecognized tax benefits of $8 million to an increase of the liability of $2 million, excluding penalties and interest, for its existing tax positions.

Note 12—Income Taxes

A summary of the provision for income taxes from continuing operations is as follows:

	Year Ended October 31,
In thousands	2012	2011	2010
Current:
Federal	$263	$512	$(1,502)
State	408	(132)	1,140
Foreign	14,585	13,248	18,090

	15,256	13,628	17,728
Deferred:
Federal	152	(181)	(2,872)
State	322	(33)	(1,087)
Foreign	(8,173)	(27,729)	9,664

	(7,699)	(27,943)	5,705

Provision (benefit) for income taxes	$7,557	$(14,315)	$23,433

A reconciliation of the effective income tax rate to a computed “expected” statutory federal income tax rate is as follows:

	Year Ended October 31,
	2012	2011	2010
Computed “expected” statutory federal income tax rate	35.0%	35.0%	35.0%
State income taxes, net of federal income tax benefit	(18.7)	0.4	(10.0)
Foreign tax rate differential	(72.4)	(16.4)	15.7
Foreign tax exempt income	224.6	18.8	(38.2)
Goodwill impairment	—	(76.5)	—
Stock-based compensation	(152.0)	(5.7)	4.2
Uncertain tax positions	76.4	215.5	(3.1)
Valuation allowance	(513.2)	(118.4)	133.1
Other	74.6	(8.2)	16.1

Effective income tax rate	(345.7)%	44.5%	152.8%

The components of net deferred income taxes are as follows:

	October 31,
In thousands	2012	2011
Deferred income tax assets:
Allowance for doubtful accounts	$7,532	$8,431
Unrealized gains and losses	5,541	12,946
Tax loss carry forwards	342,529	253,611
Accruals and other	79,037	70,515

	434,639	345,503

Deferred income tax liabilities:
Depreciation and amortization	(12,909)	(7,041)
Intangibles	(27,218)	(26,310)

	(40,127)	(33,351)

Deferred income taxes	394,512	312,152
Valuation allowance	(254,491)	(156,065)

Net deferred income taxes	$140,021	$156,087

Income/(Loss) before provision for income taxes from continuing operations includes $32 million, ($4) million and $93 million of income/(loss) from foreign jurisdictions for the fiscal years ended October 31, 2012, 2011 and 2010, respectively. The Company does not provide for the U.S. federal, state or additional foreign income tax effects on certain foreign earnings that management intends to permanently reinvest. As of October 31, 2012, foreign earnings earmarked for permanent reinvestment totaled approximately $151 million. Determination of the amount of any unrecognized deferred income tax liability on this temporary difference is not practicable.

As of October 31, 2012, the Company has federal net operating loss carry forwards of approximately $186 million and state net operating loss carry forwards of approximately $207 million, which will expire on various dates through 2032. The company has recorded a valuation allowance against the entire amount of these tax loss carry forwards. In addition, the Company has foreign tax loss carry forwards of approximately $820 million as of October 31, 2012. Approximately $766 million will be carried forward until fully utilized, with the remaining $54 million expiring on various dates through 2032. The Company has recorded a valuation allowance against $360 million of the foreign tax loss carry forwards. As of October 31, 2012, the Company has capital loss carry forwards of approximately $42 million which will expire in 2014. The Company has recorded a valuation allowance against the entire amount of the capital loss carry forwards.

Each reporting period, the Company evaluates the realizability of all of its deferred tax assets in each tax jurisdiction. Due to sustained taxable losses, the Company maintains a valuation allowance against its net deferred tax assets in the United States and in certain jurisdictions in the APAC and Corporate Operations segments.

The following table summarizes the activity related to the Company’s unrecognized tax benefits (excluding interest and penalties and related tax carry forwards):

	Year ended October 31,
In thousands	2012	2011
Balance, beginning of year	$10,401	$144,923
Gross increases related to current year tax positions	1,166	262
Settlements	—	(134,190)
Lapse in statute of limitation	(598)	(545)
Foreign exchange and other	(182)	(49)

Balance, end of year	$10,787	$10,401

If the Company’s positions are sustained by the relevant taxing authority, approximately $10 million (excluding interest and penalties) of uncertain tax position liabilities as of October 31, 2012 would favorably impact the Company’s effective tax rate in future periods.

During fiscal 2011, the Company released approximately $134 million of uncertain tax positions as a result of the positions becoming effectively settled, primarily due to the completion of the Company’s tax audit in France. The settled positions included positions on losses on asset dispositions, intercompany transactions and withholding taxes.

The Company includes interest and penalties related to unrecognized tax benefits in its provision for income taxes in the accompanying consolidated statements of operations, which is included in current tax expense in the summary of income tax provision table shown above. As of October 31, 2012, the Company had recognized a liability for interest and penalties of $7 million.

During the next 12 months, it is reasonably possible that the Company’s liability for uncertain tax positions may change by a significant amount as a result of the resolution or payment of uncertain tax positions related to intercompany transactions between foreign affiliates and certain foreign withholding tax exposures. Conclusion of these matters could result in settlement for different amounts than the Company has accrued as uncertain tax benefits. If a position that the Company concluded was more likely than not is subsequently reversed, the Company would need to accrue and ultimately pay an additional amount. Conversely, the Company could settle positions with the tax authorities for amounts lower than have been accrued or extinguish a position through payment. The Company believes the outcomes which are reasonably possible within the next 12 months range from a reduction of the liability for unrecognized tax benefits of $8 million to an increase of the liability of $2 million, excluding penalties and interest for its existing tax positions.

The Company is generally subject to examination in the United States and its significant foreign tax jurisdictions, including France, Australia and Canada for fiscal 2008 and thereafter.